UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2016

SUNSHINE HEART, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35312 (Commission File Number)	68-0533453 (IRS Employer Identification No.)

12988 Valley View Road

Eden Prairie, Minnesota  55344

(Address of principal executive offices)  (Zip Code)

(952) 345-4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03          Material Modification to Rights of Security Holders.

On November 1, 2016, Sunshine Heart, Inc. (the “Company,” “we” or “us”) filed a Certificate of Designation of Preferences, Rights and Limitations of Series B-1 Convertible Preferred Stock of the Company (the “Series B-1 Certificate of Designation”) with the Secretary of State of the State of Delaware, establishing the shares of Series B-1 Convertible Preferred Stock (the “Series B-1 Preferred Stock”) in connection with the issuance of the Series B-1 Preferred Stock under the Securities Exchange Agreement entered into with the holders of the Company’s Series B Convertible Preferred Stock, as previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 31, 2016 (the “Prior Current Report”).

On November 1, 2016, we filed a Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock of the Company (the “Series C Certificate of Designation”) establishing the shares of Series C Convertible Preferred Stock (the “Series C Preferred Stock”), and a Certificate of Designation of Series D Convertible Preferred Stock of the Company (the “Series D Certificate of Designation”, and collectively with the Series B-1 Certificate of Designation and Series C Certificate of Designation, the “Certificates of Designation”) establishing the shares of  Series D Convertible Preferred Stock (the Series D Preferred Stock”), with the Secretary of State of the State of Delaware, in connection with the issuance of Series C Preferred Stock and Series D Preferred Stock under the Securities Purchase Agreement dated October 30, 2016, previously disclosed in the Prior Current Report.

The descriptions of the rights, preferences and privileges of the Series B-1 Preferred Stock, Series C Preferred Stock and Series D Preferred Stock are herein incorporated by reference from the Prior Current Report.  Such descriptions are summaries, do not purport to be complete and are qualified in their entirety by the full text of the Certificates of Designation, which are attached hereto as Exhibits 3.1, 3.2 and 3.3, and incorporated by reference herein.

Item 5.03              Amendment to Articles of Incorporation or Bylaws; Change Fiscal Year.

See Item 3.03 above, which disclosures are incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series B-1 Convertible Preferred Stock
3.2	Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock
3.3	Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2016	SUNSHINE HEART, INC.

	By:	/S/ CLAUDIA DRAYTON
	Name:	Claudia Drayton
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series B-1 Convertible Preferred Stock
3.2	Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock
3.3	Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock